                                                                EXHIBIT 99(a)(2)

                             LETTER OF TRANSMITTAL
                               To Tender Series B
                          Convertible Preferred Stock

                                       of

                         TRANSNATIONAL INDUSTRIES, INC.

            Pursuant to the Exchange Offer dated September 26, 1997

        ===============================================================
         THE OFFER WILL EXPIRE AT 5:00 P.M., EASTERN DAYLIGHT SAVINGS TIME, ON NOVEMBER 28, 1997, UNLESS EXTENDED (THE "EXPIRATION TIME"). SECURITIES TENDERED MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION TIME.
        ===============================================================


                    To: Paul L. Dailey, Corporate Secretary
                         Transnational Industries, Inc.


=====================================================================================
        By Hand:                     By Facsimile:              By Mail:
Transnational Industries, Inc.      (610) 459-3830     Transnational Industries, Inc.
c/o Spitz, Inc.                    Attn: Mr. Paul L.          c/o Spitz, Inc.
U.S. Route 1                            Dailey                  P.O. Box 198
Chadds Ford, PA 19317             Corporate Secretary      Chadds Ford, PA 19317
Attn: Mr. Paul L. Dailey                                  Attn: Mr. Paul L. Dailey
      Corporate Secretary                                       Corporate Secretary
=====================================================================================


 DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA
                                   FACSIMILE,
      OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.


     The instructions accompanying this Letter of Transmittal should be read carefully before it is completed. Defined terms used herein and not defined herein will have the meanings given such terms in the Exchange Offer.

     This Letter of Transmittal is to be used if Securities (as defined below) are to be physically delivered herewith pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering Securities" in the Exchange Offer.

     Holders who desire to tender their Securities but whose certificates representing their Securities are lost should notify Paul L. Dailey, the Company's Secretary, at (610) 459-5200 immediately so that arrangements can be made for the issuance of a replacement stock certificate which the Holder then may tender.

     Holders who wish to tender their Securities must complete columns (1) through (3) (and, if applicable, column (4)) in the table below and sign in the Tender Signature Box below. If only columns (1) through (3) are completed, the Holder will be deemed to have tendered all Securities listed in the box.


---------------------------------------------------------------------------------------------------------
                                           DESCRIPTION OF SECURITIES
---------------------------------------------------------------------------------------------------------

(1)                                (2)                          (3)                           (4)

NAME(S) AND ADDRESS(ES)         CERTIFICATE                NUMBER OF SHARES                  NUMBER OF
OF REGISTERED HOLDER(S)          NUMBER(S)                   OF PREFERRED                   SHARES OF
(ATTACH SEPARATE LIST IF                                        STOCK                    PREFERRED STOCK
 NECESSARY)                                                                                  TENDERED*
---------------------------------------------------------------------------------------------------------
Names(s)
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Address(es)

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                   Total
---------------------------------------------------------------------------------------------------------
*           Column (4) need not be completed by Holders who wish to tender with respect to the entire number of shares of Preferred Stock represented by the corresponding certificates.

---------------------------------------------------------------------------------------------------------

                   NOTE:  SIGNATURES MUST BE PROVIDED IN THE
                          TENDER SIGNATURE BOX BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


Ladies and Gentlemen:

     The undersigned hereby tenders to Transnational Industries, Inc., a Delaware corporation (the "Company"), the above-described shares of the Company's Series B Convertible Preferred Stock (the "Securities" or the "Preferred Stock"), pursuant to the Company's offer (the "Exchange Offer") to exchange 125 shares of its Common Stock for each outstanding share of Preferred Stock upon the terms and subject to the conditions set forth in the Exchange Offer, dated September 26, 1997, receipt of which is hereby acknowledged by the undersigned, and this Letter of Transmittal.

     Subject to and effective upon acceptance for Exchange of the Securities tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to all the Securities that are being tendered hereby, and appoints the Company the true and lawful agent and attorney-in-fact of the undersigned with respect to such Securities, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) transfer such Securities on the books of the Company and (b) receive all benefits and otherwise exercise all rights of beneficial ownership of such Securities, all in accordance with the terms of the Exchange Offer.

     The undersigned hereby represents and warrants that the undersigned owns the Securities tendered hereby and has full power and authority to tender, sell, assign and transfer the same, and that when the same are accepted for Exchange by the Company, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the exchange, sale, assignment and transfer of the Securities tendered hereby.

     Except as stated in the Exchange Offer and as set forth below, all authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     The undersigned understands that tenders of Securities pursuant to the procedures described under the caption "The Exchange Offer -- Procedure for Tendering Securities" in the Exchange Offer and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions set forth in the Exchange Offer and subject to the withdrawal rights described therein.

     The undersigned recognizes that under certain circumstances set forth in the Exchange Offer, the Company may not be required to exchange Common Stock for any Securities tendered hereby.

     Unless otherwise indicated under "Special Tender Instructions," please issue the certificate representing the Common Stock to be exchanged for all of the Preferred Stock tendered hereby in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail said stock certificate, and any certificates for Securities not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Tender Instructions" and "Special Delivery Instructions" are completed, please issue the stock certificate for the Common Stock being exchanged for the Preferred Stock tendered hereby and return any securities not tendered or not purchased in the name(s) of, and mail said certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Tender Instructions" and "Special Delivery Instructions" to transfer any Securities from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Securities so tendered.

SPECIAL TENDER INSTRUCTIONS                                        SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 4 and 6)                                           (See Instructions 4 and 6)


    To be completed ONLY if the certificates for           To be completed ONLY if certificates for
     the Common Stock to be issued in exchange for         the Common Stock to be issued in exchange
     Securities accepted for Exchange or Securities (if    for Securities, or Securities (if any) not
     any) not tendered or not accepted for Exchange,       tendered or not accepted for Exchange, are to
     are to be issued in the name of someone other than    be mailed to someone other than the
     the undersigned (in the "Tender Signature Box").      undersigned (in the "Tender Signature Box")
                                                           or to the undersigned (in the "Tender
                                                           Signature Box") at an address other than that
                                                           shown in the Tender Signature Box below.


Issue Securities to:                                       Mail Securities to:

Name:____________________________________                  Name:
(Please Print)                                             ______________________________________
                                                                           (Please Print)

Address:                                                   Address:
 __________________________________________                ______________________________________

__________________________________________                 ______________________________________
(Include Zip Code)                                                       (Include Zip Code)

                              TENDER SIGNATURE BOX


                                  SIGN HERE

                                or
------------------------------      -------------------------------------------
SIGNATURE OF REGISTERED HOLDER      SIGNATURE OF OWNER PURSUANT TO STOCK POWERS


DATED:          , 1997
      ----------

        Must be signed by registered Holder(s) exactly as name(s) appear(s) on Securities or by person(s) authorized to become registered Holder(s) by Securities and documents transmitted herewith (including appropriate stock powers). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 4.

        If the Holder signing above is a resident of and or situate in the State of California, such person or entity, by such signature, is representing to the Company that the Common Stock to be issued to such Holder is being acquired for such Holder's own account (or a trust account if the Holder is a trustee) and not with a view to or for sale in connection with any distribution of the Common Stock to be acquired in the Exchange.


Name(s)                              Address
        ---------------------------          ---------------------------

-----------------------------------          ---------------------------
(PLEASE PRINT)                               (INCLUDE ZIP CODE)


Capacity (full title)                        Area Code and Telephone No.
                     ---------------------                               -------

Tax Identification or Social Security No(s)
                                            ------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED - SEE INSTRUCTIONS 1 AND 4)

Name of Firm                                 Authorized Signature
             --------------------                                 --------------

Date                    , 1997.
     -------------------

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

  1. Guarantee of Signatures.  Except as otherwise provided below, all
     -----------------------
signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of a registered national securities exchange or the NASD, or a commercial bank or trust company having an office in the United States (an "Eligible Institution"). SIGNATURES ON THIS LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED
(A) IF THIS LETTER OF TRANSMITTAL IS SIGNED BY THE REGISTERED HOLDER(S) OF THE SECURITIES TENDERED HEREWITH AND SUCH HOLDER(S) HAVE NOT COMPLETED THE INSTRUCTION ENTITLED "SPECIAL TENDER INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER OF TRANSMITTAL OR (B) IF SUCH SECURITIES ARE TENDERED FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION. SEE INSTRUCTION 4.

  2. Delivery of Letter of Transmittal and Securities.  This Letter of
     ------------------------------------------------
Transmittal is to be used if Securities are to be forwarded to the Company herewith pursuant to the procedures set forth in "The Exchange Offer -- Procedure for Tendering Securities" in the Exchange Offer. All physically delivered Securities, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Company at its address set forth on the front page of this Letter of Transmittal by the Expiration Time.

  The method of delivery of Securities and all other required documents is at
  ---------------------------------------------------------------------------
the option and risk of the tendering Holder.  If Securities are sent by mail,
-----------------------------------------------------------------------------
registered mail with return receipt requested, properly insured, is recommended
-------------------------------------------------------------------------------
and enough time should be allowed to ensure timely delivery.
-----------------------------------------------------------

  No alternative, conditional or contingent tenders will be accepted. By executing this Letter of Transmittal (or a facsimile thereof), the tendering Holder waives any right to receive any notice of the acceptance for Exchange of the Securities.

  3. Inadequate Space.  If the space provided herein is inadequate, the number
     ----------------
of shares of Preferred Stock being tendered and the stock certificate numbers (if available) should be listed on a separate schedule.

  4. Signatures on Letter of Transmittal:  Stock Powers and Endorsements.  IF
     -------------------------------------------------------------------
THIS LETTER OF TRANSMITTAL IS SIGNED BY A PERSON OTHER THAN THE REGISTERED HOLDER, APPROPRIATE STOCK POWERS MUST BE OBTAINED FROM SUCH REGISTERED HOLDER, WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY AN ELIGIBLE INSTITUTION. If this Letter of Transmittal is signed by the registered Holder(s) of the Securities, the signature(s) must correspond with the name(s) as written on the face of the Securities without alteration, enlargement or any change, whatsoever.

     (a) If any of the Securities are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     (b) If any of the Securities are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.

     (c) If this Letter of Transmittal is signed by the registered Holder(s) of the Securities, no endorsements of Securities or separate stock powers are required unless Common Stock is to be issued, or Securities not tendered and accepted for Exchange are to be issued and/or returned, in the name of any person other than the registered Holder(s). Signatures on any such Securities or stock powers must be guaranteed by an Eligible Institution.

     (d) If this Letter of Transmittal is signed by a person other than the registered Holder(s) of the Securities, such Securities must be endorsed or accompanied by appropriate stock powers, signed exactly as the name(s) of the registered Holder(s) appear(s) on such Securities. Signature(s) on any such Securities or stock powers must be guaranteed by an Eligible Institution.

     (e) If this Letter of Transmittal or any Securities or bond powers or proxies are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of the authority of such person so to act must be submitted with this Letter of Transmittal.

  5. Transfer Taxes.  The Company will pay or cause to be paid any security
     --------------
transfer taxes, if any, with respect to the Exchange of all Securities accepted for Exchange pursuant to the Exchange Offer. If, however, Common Stock is to be issued to, or Securities not tendered and accepted for Exchange are to be issued or returned, in the name of any person other than the registered Holder(s), the amount of any security transfer taxes (whether imposed on the registered Holder(s), such other person or otherwise) payable on account of the transfer to such person will be the responsibility of the Holder (and the Company reserves the right to retain possession of the certificate represented the Common Stock issued in the Exchange until satisfactory evidence of the payment of such taxes, or exception therefrom, is submitted).

  6. Special Tender and Delivery Instructions.  If the certificate for the
     ----------------------------------------
Common Stock to be issued in the Exchange is to be issued, or any Securities not tendered and accepted for Exchange are to be issued or returned, in the name of a person other than the person(s) signing this Letter of Transmittal or are to be mailed to someone other than the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

  7. Irregularities.  All questions as to the validity, form, eligibility
     --------------
(including time of receipt) and acceptance for Exchange and withdrawal of tendered Securities will be determined by the Company, in its sole discretion, and its determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders of Securities (i) determined by it to be not in appropriate form or (ii) the acceptance for Exchange of which, or issuance of Common Stock for which, may, in the opinion of the Company's counsel, be unlawful. The Company reserves the absolute right to waive any defects or irregularities in the tender of any particular Securities. Unless waived, any defects or irregularities in connection with the tenders must be cured within such time as the Company shall determine. Neither the Company nor any other person shall be under any duty to give notice of any defects or irregularities in such tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been delivered until all defects and irregularities have been cured or waived.

  8. Waiver of Conditions.  The Company reserves the absolute right to amend,
     --------------------
waive or modify specified conditions of the Exchange Offer in the case of any tendered Security.

  9.  Requests for Assistance or Additional Copies.  Questions relating to the
      --------------------------------------------
Exchange Offer or the procedure for tendering, as well as requests for assistance or for additional copies of the Exchange Offer and this Letter of Transmittal may be directed to the Company at the address and telephone number set forth below.


     Requests for assistance or additional copies of the Exchange Offer or the Letter of Transmittal may be obtained from the Company at the address or telephone number set forth below.

                         Transnational Industries, Inc.
                                c/o Spitz, Inc.
                                  P.O. Box 198
                                  U.S. Route 1
                             Chadds Ford, PA 19317
                              Tel: (610) 459-5200
                         Attention: Mr. Paul L. Dailey
                              Corporate Secretary